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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.

                          SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by
        Rule14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[X]     Soliciting Material Pursuant to Rule 14a-12

                           BURLINGTON RESOURCES INC.
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               (Name of Registrant as Specified in its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11. (1) Title of each class of securities to which transaction applies:

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       (2)   Aggregate number of securities to which transaction applies:

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       (3)   Per unit price or other underlying value of transaction
             computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       (4)   Proposed maximum aggregate value of transaction:

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       (5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount Previously Paid:

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       (2)   Form, Schedule or Registration Statement No.:

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       (3)   Filing Party:

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       (4)   Date Filed:

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The following are sets of Questions and Answers that were first posted on
Burlington Resources Inc.'s intranet web site on January 12, 2006.

                         FREQUENTLY ASKED QUESTIONS

These questions and answers have been written to provide you with the information requested in employee meetings and on the Employee Resource Site. Employee questions that are similar in nature are grouped together, rephrased and answered by a team from Human Resources. Please note: If a conflict is discovered between these Q&As and the Plan Documents, the Plan Documents will prevail. For specific individual questions, you are encouraged to seek assistance from your Human Resources representative for answers related to your personal circumstances.


CHANGE IN CONTROL / SEVERANCE
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Q:   WOULD A LONGER COMMUTE TIME FROM MY HOME TO A NEW WORK LOCATION BE
     CONSIDERED WHEN MAKING A SEVERANCE ELIGIBILITY DETERMINATION?
A: No, the 35-mile distance stated in the Employee Change in Control Severance Plan refers to the distance between the current work location and the proposed new work location. It does not refer to the commuting distance from an employee's home.

Q: WILL EMPLOYEES WHO RECEIVE SEVERANCE BENEFITS FROM BR ALSO BE ELIGIBLE FOR GOVERNMENT UNEMPLOYMENT COMPENSATION?
A: Terminated employees may file for unemployment benefits with the relevant governmental agency. If an employee is deemed eligible by that agency, he or she may then receive unemployment benefits. Although information on layoffs will not be available until later in the integration planning process, for reference purposes the relevant government agencies are listed below for key geographic areas:

     FOR THE U.S.:

     Colorado    Colo. Dept. of Labor & Employment   www.coworkforce.com
     Louisiana   La. Dept. of Labor                  www.ldol.state.la.us
     Montana     Mont. Dept. of Labor & Industry     www.dli.state.mt.us
     N. Mexico   N. Mexico Dept. of Labor            www.uiclaims.state.nm.us
     N. Dakota   Job Service N. Dakota               www.jobsnd.com
     Oklahoma    Okla. Employment Security Comm.     www.oesc.state.ok.us
     Texas       Texas Workforce Comm.               www.twc.state.tx.us
     Wyoming     Wyoming Dept. of Employment         www.wydoe.state.wy.us

     FOR THE U.K.:  Job Centers Plus                 www.jobcentreplus.gov.uk

     FOR CANADA: Dept. of Human Resources and Skills Development (HRSDC)
           http://www.hrsdc.gc.ca
     To determine eligibility for Canada's Employment Insurance (EI) benefits, individuals must apply through the HRSDC Web site or in person at a Service Canada Centre office. Although severance and vacation pay received may affect the date of eligibility, it is important to apply for EI benefits as soon as unemployment begins.

BENEFITS
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Q:   CAN EMPLOYEES TAKE NEW LOANS FROM THE BR SAVINGS PLAN PRIOR TO THE
     MERGER AND DURING THE TRANSITION PERIOD?
A: Yes. Active employees may continue to take out loans from the BR Savings Plan, if they are otherwise eligible under the rules of the Plan. It is important to note, however, that if employment is terminated, any outstanding loans become due. If these loans are not repaid the outstanding amounts would be reported as taxable income to the employee.

Q: CAN U.S. EMPLOYEES ACCELERATE THEIR 2006 CONTRIBUTIONS TO THE BR SAVINGS PLAN TO FULLY UTILIZE THE FEDERAL GOVERNMENT'S 401(K) "CATCH-UP" PROVISION?
A:   We will investigate this request and respond once we obtain an answer.

Q:   WHAT ARE CONOCOPHILLIPS' BENEFITS?
A: Summaries of ConocoPhillips' benefits plans are available on their Web site http://hr.conocophillips.com. ConocoPhillips is expected to provide more detailed information shortly.

RETIREMENT/PENSION
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Q:   UNDER BR'S U.S. FINAL AVERAGE EARNINGS PENSION PLAN, IF I AM NOT
     VESTED UPON THE CHANGE IN CONTROL DATE, MIGHT I ACHIEVE VESTING LATER?
A: Unvested employees who are hired by ConocoPhillips, or who remain in a transitional status after the closing date, would achieve vesting in the plan when their BR service and ConocoPhillips service together total five years.

Q:   WHAT WILL HAPPEN TO BR'S U.S. PENSION PLANS FOLLOWING THE CLOSING
     DATE?
A: After the closing date, under the terms of the merger agreement, ConocoPhillips has agreed to continue offering BR's U.S. Final Average Earnings Pension formula to those employees covered by it prior to the merger's closing. The U.S. Cash Balance Pension Plan will continue for a period of time, after which ConocoPhillips will evaluate whether to merge it into their existing cash balance plan.

Q: WHAT OBLIGATION DOES CONOCOPHILLIPS HAVE TO FUND AND MANAGE THE U.S. FINAL AVERAGE EARNINGS PENSION PLAN?
A: ConocoPhillips has agreed to manage and administer BR's U.S. Final Average Earnings Pension formula, and in fact already administers five legacy plans from past acquisitions. The merger agreement provides that participants will continue to accrue benefits under the plan's final average pay formula, whether or not the plan is ultimately merged into another plan.

Q:   HOW CAN I DETERMINE THE VALUE OF MY PENSION PLAN?
A: The Human Resources Department is accelerating the delivery date of the annual pension benefits calculation provided to eligible employees. Our plans are to produce and mail the 2006 Annual Benefits Statements during February 2006. In the interim, you can consult your 2005 and earlier statements for data current on the dates they were issued.

OTHER
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Q:   WHY IS BR STOCK NOT TRADING AT THE $92-PER-SHARE FIGURE CITED IN THE
     MERGER ANNOUNCEMENT PRESS RELEASE?
A: The $92 figure was based on closing stock prices of BR and ConocoPhillips on December 9, the last day of unaffected trading before news of the merger entered the market. The difference between BR's actual stock price on any given day and the calculated value of the deal will vary as a result of arbitrage activity, as well as the market's usual upturns and downturns in response to company financial and operational results and commodity price changes. BR's stock will also trade in relation to upturns and downturns in ConocoPhillips' stock price.


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             CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING
       INFORMATION FOR THE PURPOSE OF "SAFE HARBOR" PROVISIONS OF THE
              PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

     Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, timing expectations to complete the merger, and the competitive ability and position of the combined company, and other statements identified by words such as "estimates, "expects," "projects," "plans," and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by Burlington Resources shareholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of Burlington Resources operations into ConocoPhillips will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of ConocoPhillips' and Burlington Resources' reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Burlington Resources Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                ADDITIONAL INFORMATION AND WHERE TO FIND IT

     In connection with the proposed transaction, ConocoPhillips has filed a preliminary registration statement on Form S-4, Burlington Resources will file a proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE FORM S-4, PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. Investors may obtain free copies of the Form S-4, proxy statement and the other documents at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by ConocoPhillips free of charge by contacting ConocoPhillips Shareholder Relations Department at (281) 293-6800, P.O. Box 2197, Houston, Texas, 77079-2197. You may obtain documents filed with the SEC by Burlington Resources free of charge by contacting Burlington Resources Investor Relations Department at (800) 262-3456, 717 Texas Avenue, Suite 2100, Houston, Texas 77002, e-mail:
IR@br-inc.com.

                 INTEREST OF CERTAIN PERSONS IN THE MERGER

     ConocoPhillips, Burlington Resources and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Burlington Resources' stockholders in connection with the merger. Information about the directors and executive officers of ConocoPhillips and their ownership of ConocoPhillips stock will be set forth in the proxy statement for ConocoPhillips' 2006 Annual Meeting of Stockholders. Information about the directors and executive officers of Burlington Resources and their ownership of Burlington Resources stock is set forth in Burlington Resources' proxy statement for its 2005 annual meeting, which was filed with the SEC on March 10, 2005. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger.

     Investors should read the Form S-4 and proxy statement carefully before making any voting or investment decision.